Item 77O TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3

(1)  The securities were purchased from Carolina Group.

The underwriting syndicate member was Morgan Stanley.

The terms of the transaction is as follows:
Issuer:                    Carolina Group
Purchase Date:             1/31/02
Date of Offering:          1/31/02
Purchase Amount:           2400
Price:                     $28.00
Commission/Spread:         $0.80

Information upon which the determination was made:

The securities are (i) part of an issue registered under the Securities Act of 1933, (ii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iii) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (iv) exempt from registration under section 4(2) of the Securities Act of 1933 or Rules 144A or 501-508 thereunder.

The purchase price of the securities did not exceed the offering price at the end of the first business day after the first day of the offering (or fourth days before termination, if rights offering).

The underwriting was a firm commitment.

The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

The issuer of such securities has been in continuous operation for not less that three years (including operations of predecessors).

The amount of the securities purchased by all of the Funds advised by the same investment adviser or sub-adviser did not exceed 25% of the principal amount of the offering.

The purchase price was not greater than 3% of the Fund's total assets.

No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

The purchase was not part of a group sale (or part of the institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.

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Prior approval by President of the Fund or Managing Director of the investment adviser and/or subadviser.

(2)  The securities were purchased from Alcon, Inc.

The underwriting syndicate member was Morgan Stanley.

The terms of the transaction is as follows:
Issuer:                    Alcon, Inc.
Purchase Date:             3/20/02
Date of Offering:          3/20/02
Purchase Amount:           2900
Price:                     $33.00
Commission/Spread:         $0.76

Information upon which the determination was made:

The securities are (i) part of an issue registered under the Securities Act of 1933, (ii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iii) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (iv) exempt from registration under section 4(2) of the Securities Act of 1933 or Rules 144A or 501-508 thereunder.

The purchase price of the securities did not exceed the offering price at the end of the first business day after the first day of the offering (or fourth days before termination, if rights offering).

The underwriting was a firm commitment.

The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

The issuer of such securities has been in continuous operation for not less that three years (including operations of predecessors).

The amount of the securities purchased by all of the Funds advised by the same investment adviser or sub-adviser did not exceed 25% of the principal amount of the offering.

The purchase price was not greater than 3% of the Fund's total assets.

No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

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

The purchase was not part of a group sale (or part of the institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.

Prior approval by President of the Fund or Managing Director of the investment adviser and/or subadviser.

(3)  The securities were purchased from PETCO Animal Supplies, Inc.

The underwriting syndicate member was Morgan Stanley.

The terms of the transaction is as follows:
Issuer:                    Alcon, Inc.
Purchase Date:             2/21/02
Date of Offering:          2/21/02
Purchase Amount:           700
Price:                     $19.00
Commission/Spread:         $0.74

Information upon which the determination was made:

The securities are (i) part of an issue registered under the Securities Act of 1933, (ii) "municipal securitie" as defined under the Securities Exchange Act of 1934, (iii) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (iv) exempt from registration under section 4(2) of the Securities Act of 1933 or Rules 144A or 501-508 thereunder.

The purchase price of the securities did not exceed the offering price at the end of the first business day after the first day of the offering (or fourth days before termination, if rights offering).

The underwriting was a firm commitment.

The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

The issuer of such securities has been in continuous operation for not less that three years (including operations of predecessors).

The amount of the securities purchased by all of the Funds advised by the same investment adviser or sub-adviser did not exceed 25% of the principal amount of the offering.

The purchase price was not greater than 3% of the Fund's total assets.

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

No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

The purchase was not part of a group sale (or part of the institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.

Prior approval by President of the Fund or Managing Director of the investment adviser and/or subadviser.


(4)  The securities were purchased from Sabre Holdings Corp.

The underwriting syndicate member was Morgan Stanley.

The terms of the transaction is as follows:
Issuer:                    Alcon, Inc.
Purchase Date:             4/04/02
Date of Offering:          4/04/02
Purchase Amount:           800
Price:                     $44.50
Commission/Spread:         5.50%

Information upon which the determination was made:

The securities are (i) part of an issue registered under the Securities Act of 1933, (ii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iii) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (iv) exempt from registration under section 4(2) of the Securities Act of 1933 or Rules 144A or 501-508 thereunder.

The purchase price of the securities did not exceed the offering price at the end of the first business day after the first day of the offering (or fourth days before termination, if rights offering).

The underwriting was a firm commitment.

The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

The issuer of such securities has been in continuous operation for not less that three years (including operations of predecessors).

The amount of the securities purchased by all of the Funds advised by the same investment adviser or sub-adviser did not exceed 25% of the principal amount of the offering.

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

The purchase price was not greater than 3% of the Fund's total assets.

No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

The purchase was not part of a group sale (or part of the institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.

Prior approval by President of the Fund or Managing Director of the investment adviser and/or subadviser.


(5)  The securities were purchased from Jetblue Airways Corp.

The underwriting syndicate member was Morgan Stanley.

The terms of the transaction is as follows:
Issuer:                    Jetblue Airways Corp.
Purchase Date:             4/11/02
Date of Offering:          4/11/02
Purchase Amount:           100
Price:                     $27.00
Commission/Spread:         $1.89

Information upon which the determination was made:

The securities are (i) part of an issue registered under the Securities Act of 1933, (ii)"municipal securities" as defined under the Securities Exchange Act of 1934, (iii) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (iv) exempt from registration under section 4(2) of the Securities Act of 1933 or Rules 144A or 501-508 thereunder.

The purchase price of the securities did not exceed the offering price at the end of the first business day after the first day of the offering (or fourth days before termination, if rights offering).

The underwriting was a firm commitment.

The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

The issuer of such securities has been in continuous operation for not less that three years (including operations of predecessors).

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

The amount of the securities purchased by all of the Funds advised by the same investment adviser or sub-adviser did not exceed 25% of the principal amount of the offering.

The purchase price was not greater than 3% of the Fund's total assets.

No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

The purchase was not part of a group sale (or part of the institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.

Prior approval by President of the Fund or Managing Director of the investment adviser and/or subadviser.


(6)  The securities were purchased from Premcor Inc.

The underwriting syndicate member was Morgan Stanley.

The terms of the transaction is as follows:
Issuer:                    Jetblue Airways Corp.
Purchase Date:             4/29/02
Date of Offering:          4/29/02
Purchase Amount:           100
Price:                     $24.00
Commission/Spread:         $1.50

Information upon which the determination was made:

The securities are (i) part of an issue registered under the Securities Act of 1933, (ii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iii) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (iv) exempt from registration under section 4(2) of the Securities Act of 1933 or Rules 144A or 501-508 thereunder.

The purchase price of the securities did not exceed the offering price at the end of the first business day after the first day of the offering (or fourth days before termination, if rights offering).

The underwriting was a firm commitment.

The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

The issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).

The amount of the securities purchased by all of the Funds advised by the same investment adviser or sub-adviser did not exceed 25% of the principal amount of the offering.

The purchase price was not greater than 3% of the Fund's total assets.

No underwriter which is an affiliate of the Fund's adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

The purchase was not part of a group sale (or part of the institutional pot), or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the Fund or affiliated person thereof.

Prior approval by President of the Fund or Managing Director of the investment adviser and/or subadviser.

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